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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 October 1, 2007
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                          NOTIFY TECHNOLOGY CORPORATION
             (Exact name of Registrant as specified in its charter)


          California                     000-23025              77-0382248
-------------------------------      ----------------     ----------------------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)            Number)         Identification Number)


                        1054 S. De Anza Blvd., Suite 105
                               San Jose, CA 95129
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (408) 777-7920
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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

SECTION 5 - Corporate Governance and Management

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On October 1, 2007, Notify Technology Corporation (the "Company") entered into amended and restated employment agreements with each of Paul DePond, the Company's Chairman, President and Chief Executive Officer, Gerald Rice, the Company's Chief Financial Officer, and Rhonda Chicone Shick, the Company's Vice President of Product Development. The amended and restated employment agreements increased the annual base salaries for each of the executive officers as follows:

--------------------------------------- ------------------------------------- -------------------------------------
Name of Executive Officer                     Prior Annual Base Salary               New Annual Base Salary
--------------------------------------- ------------------------------------- -------------------------------------
Paul DePond                                           $225,000                              $255,000
--------------------------------------- ------------------------------------- -------------------------------------
Gerald Rice                                           $170,000                              $185,000
--------------------------------------- ------------------------------------- -------------------------------------
Rhonda Chicone Shick                                  $100,000                              $135,000
--------------------------------------- ------------------------------------- -------------------------------------

      In addition, the amended and restated employment agreements increased the severance benefits for Messrs. DePond and Rice as follows:

      o In the event that Mr. DePond's employment with the Company is terminated without cause within twenty-four (24) months following a change of control, Mr. DePond is entitled to receive severance compensation equal to a continuation of his salary for a period of eighteen (18) months, rather than twelve (12) months. In addition, in the event that Mr. DePond's employment with the Company is terminated without cause at any time, Mr. DePond is entitled to receive reimbursement for all premium payments paid under COBRA for continuing health insurance coverage for up to eighteen (18) months, rather than twelve (12) months, following such termination; and

      o In the event that Mr. Rice's employment with the Company is terminated without cause at any time, Mr. Rice is entitled to receive severance compensation equal to a continuation of his salary for a period of twelve (12) months, rather than six (6) months. In addition, Mr. Rice is entitled to receive reimbursement for all premium payments paid under COBRA for continuing health insurance coverage for up to twelve (12) months, rather than six (6) months, following such termination.

      The amended and restated employment agreements also provide each of the executive officers with five additional days of vacation time per year. All other terms of the amended and restated employment agreements are the same as the terms of the executive officers' previously existing employment agreements.

      The foregoing description of the amended and restated employment agreements is qualified in its entirety by reference to the full text of the amended and restated employment agreements, copies of which are filed hereto as Exhibits 10.16, 10.17 and 10.18 and incorporated herein by reference.

SECTION 9 - Financial Statements and Exhibits

ITEM 9.01   Financial Statements and Exhibits

       (d)  Exhibits

            Exhibit                       Description
            -------                       -----------

             10.16 Amended and Restated Employment Agreement dated as of October 1, 2007 between the Company and Paul DePond

             10.17 Amended and Restated Employment Agreement dated as of October 1, 2007 between the Company and Gerald Rice

             10.18 Amended and Restated Employment Agreement dated as of October 1, 2007 between the Company and Rhonda Chicone Shick

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2007

                                         NOTIFY TECHNOLOGY CORPORATION

                                         By: /s/ Gerald W. Rice
                                             -----------------------------------
                                         Gerald W. Rice, Chief Financial Officer

                                  Exhibit Index

            Exhibit                       Description
            -------                       -----------

             10.16 Amended and Restated Employment Agreement dated as of October 1, 2007 between the Company and Paul DePond

             10.17 Amended and Restated Employment Agreement dated as of October 1, 2007 between the Company and Gerald Rice

             10.18 Amended and Restated Employment Agreement dated as of October 1, 2007 between the Company and Rhonda Chicone Shick